UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-14003 (Commission File Number)	76-0562134 (I.R.S. Employer Identification No.)
2105 City West Blvd., Suite 500 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 623-0060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 2.02 Results of Operations and Financial Condition.

As previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2012, Omega Protein Corporation (the “Company”) operates and reports in two segments: animal nutrition and human nutrition (plus an unallocated amount).

Set forth below is supplemental historical segment information for the Company by quarter for 2011 and 2012 (in thousands).

	For the Three Months Ended
Animal Nutrition	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Revenue	$57,068	$42,348	$72,851	$64,222
Cost of sales	42,269	29,339	60,989	54,495
Gross profit	14,799	13,009	11,862	9,727
Selling, general and administrative expenses (including research and development)	539	599	563	1,103
Charges related to U.S. Attorney investigation	—	—	—	545
Other (gains) and losses	(18)	(26,497)	199	1,447
Operating income	$14,278	$38,907	$11,100	$6,632
Depreciation and amortization	$3,733	$3,756	$3,801	$3,808
Identifiable assets	$237,024	$270,816	$275,222	$248,318
Capital expenditures	$3,270	$5,738	$4,091	$9,984

	For the Three Months Ended
Animal Nutrition	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Revenue	$34,239	$42,467	$78,745	$58,173
Cost of sales	27,098	36,782	66,218	46,490
Gross profit	7,141	5,685	12,527	11,683
Selling, general and administrative expenses (including research and development)	722	556	555	731
Charges related to U.S. Attorney investigation	233	70	4,137	3,550
Other (gains) and losses	(397)	(3,385)	30	1,117
Operating income	$6,583	$8,444	$7,805	$6,285
Depreciation and amortization	$3,865	$4,018	$4,020	$3,956
Identifiable assets	$253,741	$263,276	$276,969	$266,307
Capital expenditures	$7,635	$7,260	$3,751	$4,345

	For the Three Months Ended
Human Nutrition	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Revenue	$3,069	$3,969	$3,633	$4,583
Cost of sales	2,175	2,235	2,069	3,498
Gross profit	894	1,734	1,564	1,085
Selling, general and administrative expenses (including research and development)	1,101	340	841	1,004
Other (gains) and losses	—	1	—	—
Operating income	$(207)	$1,393	$723	$81
Depreciation and amortization	$91	$91	$90	$376
Identifiable assets	$15,197	$15,604	$25,872	$27,403
Capital expenditures	$—	$—	$—	$566

	For the Three Months Ended
Human Nutrition	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Revenue	$6,849	$4,981	$5,225	$4,960
Cost of sales	5,098	3,819	4,354	3,724
Gross profit	1,751	1,162	871	1,236
Selling, general and administrative expenses (including research and development)	994	927	905	969
Other (gains) and losses	—	—	129	—
Operating income	$757	$235	$(163)	$267
Depreciation and amortization	$319	$319	$329	$348
Identifiable assets	$28,344	$27,690	$26,422	$27,109
Capital expenditures	$641	$685	$256	$177

	For the Three Months Ended
Unallocated	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Selling, general and administrative expenses (including research and development)	3,696	4,327	4,675	5,850
Operating income	$(3,696)	$(4,327)	$(4,675)	$(5,850)
Depreciation and amortization	$155	$181	$174	$174
Identifiable assets	$2,423	$2,367	$2,178	$2,109
Capital expenditures	$138	$—	$11	$95

	For the Three Months Ended
Unallocated	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Selling, general and administrative expenses (including research and development)	4,170	4,478	4,738	4,201
Operating income	$(4,170)	$(4,478)	$(4,738)	$(4,201)
Depreciation and amortization	$143	$134	$161	$387
Identifiable assets	$1,975	$1,786	$1,624	$1,880
Capital expenditures	$40	$249	$53	$153

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: May 6, 2013	/s/ John D. Held
John D. Held Executive Vice President and General Counsel